BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 9, 2017 to the Statement of Additional Information (“SAI”),

dated September 28, 2016, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Funds’ SAI is amended as follows:

The first paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The Trusts, on behalf of the Funds, have entered into investment management agreements with the Manager (the “Management Agreements”), pursuant to which the Manager receives for its services to each Fund a fee based on each Fund’s average daily net assets. Effective June 12, 2017, with respect to each of the New Jersey Fund and the Pennsylvania Fund, the Manager receives for its services to each Fund monthly compensation at the annual rate of: 0.520% of that portion of the average daily net assets of the Fund not exceeding $1 billion, 0.490% of that portion of the average daily net assets of the Fund in excess of $1 but not exceeding $3 billion, 0.470% of that portion of the average daily net assets of the Fund in excess of $3 but not exceeding $5 billion, 0.450% of that portion of the average daily net assets of the Fund in excess of $5 but not exceeding $10 billion, and 0.440% of that portion of the average daily net assets of the Fund in excess of $10 billion. Effective October 1, 2016, with respect to the California Fund, the Manager receives for its services to the Fund monthly compensation at the annual rate of: 0.38% of that portion of the average daily net assets of the Fund not exceeding $1 billion, 0.36% of that portion of the average daily net assets of the Fund in excess of $1 billion but not exceeding $3 billion, 0.34% of that portion of the average daily net assets of the Fund in excess of $3 billion but not exceeding $5 billion, 0.33% of that portion of the average daily net assets of the Fund in excess of $5 billion but not exceeding $10 billion, and 0.32% of that portion of the average daily net assets of the Fund in excess of $10 billion.

Prior to June 12, 2017, with respect to each of the New Jersey Fund and the Pennsylvania Fund, the Manager received for its services to each Fund monthly compensation at the annual rate of: 0.55% of that portion of the average daily net assets of the Fund not exceeding $500 million, 0.525% of that portion of the average daily net assets of the Fund in excess of $500 but not exceeding $1 billion, and 0.50% of that portion of the average daily net assets of the Fund in excess of $1 billion.

The ninth paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates. The contractual waiver for the California Fund is in effect through September 30, 2017 and the contractual waiver for the Pennsylvania Fund and the New Jersey Fund is in effect through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of a Fund.

Shareholders should retain this Supplement for future reference.

SAI-10327-0617SUP